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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-128645) of Ikanos Communication, Inc. of our report dated February 27, 2006 relating to the financial statements, which appears in this Form 10-K.

                      /s/  PRICEWATERHOUSECOOPERS, LLP

San Jose, California
February 27, 2006

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM